Second Quarter 2023 EARNINGS PRESENTATION AUGUST 8 | 2023

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance and future prospects, business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “guidance,” “intend,” “look,” “may,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward- looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions that complement and expand the Company’s business capabilities; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • an inability to realize expected benefits of the combination of the Company’s business with the business of MDC Partners Inc. (the “Transactions”) and other completed, pending, or contemplated acquisitions; • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions, terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone statements of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to project the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reconciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. (1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non- GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. (2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. (3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and nonrecurring items. (4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules. (5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. (6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Adjusting Full-Year 2023 Outlook 0.0 – 2.0% Organic Net Revenue Growth $410M - $440M In Adjusted EBITDA 50 - 60% EBITDA Conversion on Free Cash Flow $0.76 - $0.85 In Adjusted Earnings Per Share Note: Guidance as of 8/08/2023. The Company has excluded a quantitative reconciliation with respect to the Company’s 2023 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on definitions for Organic Net Revenue, Organic Net Revenue Ex-Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investors for information on Forward Looking Statements and risk factors outlined in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

S E C O N D Q U A R T E R H I G H L I G H T S Growing INDUSTRY RECOGNITION Winning RECORD NEW BUSINESS Expanding TECHNOLOGY CAPES Managing COSTS Created and executed SPORT BEACH, transformative Cannes Lions experience 38 athletes, 23 partners and 17 agencies convened to talk about the future of sports, fandom and culture Ad Industry publications hailed event as the "winner" of largest creativity festival in the world. Generating multi-million dollar deals for Stagwell agencies Proactive management of staffing levels & costs $48M of annualized staff cost savings realized in the quarter On track to realize $30M of operational efficiencies by YE 2023 $75 million in net new business secured in Q2 Record LTM new business of $256 million $1 billion of pitches participated in, on track to exceed $1.2 billion in FY23 Q2 2023 Stagwell Marketing Cloud Group net revenue in excess of $48 million PRophet signed four new enterprise clients and 1000+ trial users for generative AI platform. Harris Brand Terminal has 130 corporate clients, integrating with Maru Strategic hiring to build out industry leading sales force NET REVENUE: $539M | NET LEVERAGE RATIO: 3.48x | ADJ. EBITDA: $91M Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA. 5

S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended June 30, Six Months Ended June 30, 2023 2022 2023 2022 Net Revenue $ 539,060 $ 556,316 $ 1,060,722 $ 1,082,953 Billable Costs 93,205 116,597 193,987 232,863 Revenue $ 632,265 $ 672,913 $ 1,254,709 $ 1,315,816 Billable Costs 93,205 116,597 193,987 232,863 Staff costs 346,193 349,468 695,870 690,106 Administrative costs 66,192 66,349 134,368 122,643 Unbillable and other costs, net 35,507 29,180 67,094 57,473 Adjusted EBITDA $ 91,168 $ 111,319 $ 163,390 $ 212,731 Stock-based compensation 10,546 13,131 22,550 21,152 Depreciation and amortization 35,488 32,231 68,965 63,435 Deferred acquisition consideration 392 13,472 4,480 15,369 Impairment and other losses 10,562 2,266 10,562 2,823 Other items, net 12,918 1,887 19,338 6,960 Operating income (loss) $ 21,262 $ 48,332 $ 37,495 $ 102,992 Adjusted EBITDA margin (on net revenue) 16.9% 20.0% 15.4% 19.6% 6 $ in Thousands

2 Q 2 3 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended June 30, 2023 Six Months Ended June 30, 2023 Net Revenue Change Net Revenue Change June 30, 2022 $ 556,316 $ 1,082,953 Organic revenue (29,305) (5.3%) (45,433) (4.2%) Acquisitions (divestitures), net 16,274 2.9% 34,777 3.2% Foreign currency (4,225) (0.8%) (11,575) (1.1%) Total Change $ (17,257) (3.1%) $ (22,232) (2.1%) June 30, 2023 $ 539,060 $ 1,060,722 7 $ in Thousands

78.5% 8.5% 13.0% 2 Q N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 2Q Organic Growth Y/Y Geography 2Q23 YTD United States (8.0)% (6.5)% United Kingdom 8.6% 10.4% Other 4.8% 2.9% TOTAL (5.3)% (4.2)% TOTAL EX-ADVOCACY (4.5)% (2.8)% 8 % OF NET REVENUE

G L O B A L N E T W O R K 9 North America Latin America Europe Asia Pacific • Australia • China • Hong Kong • India • Indonesia • Japan • Malaysia • Philippines • Taiwan • Thailand • Singapore • South Korea Middle East & Africa • Austria • Belgium • Bulgaria • Italy • Latvia • Romania • Slovak Republic • Slovenia • Switzerland • Turkey • Ukraine • France • Germany • Netherlands • Poland • Spain • Sweden • United Kingdom • Argentina • Aruba • Bolivia • Brazil • Curacao • Colombia • Costa Rica • Dominican • Ecuador • El Salvador • Guatemala • Honduras • Jamaica • Nicaragua • Panama • Peru • Republic • Uruguay • Venezuela • Algeria • Bahrain • Egypt • Jordan • Kuwait • Lebanon • Libya • Morocco • Nigeria • Oman • Saudi Arabia • South Africa • Tunisia • United Arab Emirates Stagwell +Affiliates COUNTRIES 34+ 75+ EMPLOYEES 13K+ 21K+ Stagwell’s Affiliate Network Significantly Expands Our Global Footprint • Canada • USA • Mexico Note: As of June 30, 2023.

O U R P R I N C I P A L C A P A B I L I T I E S Creativity & Communications Blue-Chip Customer Base Performance Media & Data Addressable on a Global Scale Consumer Insights & Strategy Tracking Across the Entire Consumer Journey Digital Transformation Building & Designing Digital Platforms & Technology 1 2 3 4 10 56% 2Q23

A D J E B I T D A G R O W T H B Y C A P A B I L I T Y Note: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. *EBITDA includes corporate expenses, notionally allocated ratably across each capability. Principal Capability 2Q23 YTD Digital Transformation (27.3%) (25.5%) Performance Media & Data (44.1%) (47.0%) Consumer Insights & Strategy 3.9% (0.5%) Creativity & Communications (2.6%) (16.9%) TOTAL (18.1%) (23%) TOTAL EX-ADVOCACY (17.7%) (19.1%) % OF ADJ. EBITDA* 11 2Q Adj. EBITDA* Growth Y/Y 34% 11% 11% 44%

N E T R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 2Q23 YTD Principal Capability Organic Net Revenue Growth Net Revenue Growth Organic Net Revenue Growth Net Revenue Growth Digital Transformation (13.0%) (13.0%) (11.0%) (10.9%) Performance Media & Data (2.6%) (1.1%) 1.1% 3.6% Consumer Insights & Strategy (3.0%) 15.8% (0.8%) 17.2% Creativity & Communications (1.8%) (1.6%) (2.6%) (2.8%) TOTAL (5.3%) (3.1%) (4.2%) (2.1%) TOTAL EX-ADVOCACY (4.5%) (2.3%) (2.8%) (0.7%) % OF NET REVENUE 12 2Q 26% 19% 11% 44%

Three Months Ended, Six Months Ended, June 30, 2023 June 30, 2022 % Change June 30, 2023 June 30, 2022 % Change Total Net Revenue $539 $556 (3.1%) $1061 $1083 (2.1%) Advocacy Net Revenue 36 41 (13.4%) 63 78 (19.5%) Total Ex Advocacy 503 515 (2.3%) 998 1005 (0.7%) Three Months Ended, Six Months Ended, June 30, 2023 June 30, 2022 % Change June 30, 2023 June 30, 2022 % Change Total Adj. EBITDA $91 $111 (18.1%) $163 $213 (23.2%) Advocacy Adj. EBITDA 10 13 (21.3%) 11 24 (54.7%) Total Ex Advocacy 81 99 (17.7%) 152 189 (19.1%) 2 Q E X - A D V O C A C Y N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 13

N E W B U S I N E S S U P D A T E 14 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONSNet New Business 2Q23 $75M LTM $256M Avg. Net Revenue 2Q23 $6.2M

S T A G W E L L M A R K E T I N G C L O U D G R O U P 15 $37M $48M 2Q22 2Q23 Net Revenue1 1. Defined as GAAP Revenue minus Billable Costs – Includes both the Advanced Media Platform and Stagwell Marketing Cloud groups Net Revenue Adj. EBITDA Margin Advanced Media Platforms $35.4 12.7% Stagwell Marketing Cloud $12.8 (9.4%) TOTAL $48.2 6.8% GROWTH (y/y) 28.9%

16 LIQUIDITY Available Liquidity (as of 6/30/2023) Commitment Under Credit Facility $ 640 Drawn 402 Undrawn Letters of Credit 22 Undrawn Commitments Under Facility $ 216 Total Cash & Cash Equivalents 105 Total Available Liquidity $ 321 $ in Millions

17 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs REDUCED DAC BY $83M FROM 2Q22 QUARTER-END BALANCE $197M $114M 2Q22 2Q23

A D J U S T E D E A R N I N G S P E R S H A R E Three Months Ended June 30, 2023 Six Months Ended June 30, 2023 Reported (GAAP) Adjustments Non-GAAP Reported (GAAP) Adjustments Non-GAAP Net income attributable to Stagwell Inc. common shareholders (4,693) $ 23,635 $ 18,942 (4,250) $ 41,996 $ 37,746 Net income attributable to Class C Shareholders - 25,529 25,529 - 45,732 45,732 Net income – diluted EPS $ (4,693) $ 49,164 $ 44,471 $ (4,250) $ 87,728 $ 83,478 Weighted average number of common shares outstanding (diluted) 115,400 9,135 124,535 120,272 9,356 129,628 Weighted average number of common class C shares outstanding (diluted) - 155,821 155,821 - 158,351 158,351 Weighted average number of shares outstanding 115,400 164,956 280,356 120,272 167,707 287,979 Adjusted earnings per share (diluted) $ (0.04) $ 0.16 $ (0.04) $ 0.29 Adjustments to net income (loss) Pre-Tax Tax Net Pre-Tax Tax Net Amortization $ 28,690 $ (7,401) $ 21,289 $ 55,422 $ (12,747) $ 42,675 Impairment and other losses 10,562 (1,237) 9,325 10,562 (1,237) 9,325 Stock-based compensation 10,546 (2,786) 7,760 22,550 (5,187) 17,363 Deferred acquisition consideration 392 (212) 180 4,480 (1,030) 3,450 Other items, net 12,918 (3,165) 9,753 19,338 (4,448) 14,890 Tax adjustments - 5,409 5,409 - 7,742 7,742 Total add-backs $ 63,108 $ (14,692) $ 53,716 $ 112,352 $ (16,907) $ 95,445 Net loss attributable to Class C shareholders (4,552) (7,717) $ 49,164 $ 87,728 18 $ and Shares in Thousands Note: Numbers may not foot due to rounding.

G A A P C O N S O L I D A T E D O P E R A T I N G P E R F O R M A N C E Revenue Cost of services Office & general expenses Depreciation & amortization Impairment & other losses Total operating expenses Operating income (Loss) Interest expense, net Foreign exchange, net Other, net Other income (expenses) Income tax expense (benefit) Income (loss) before equity in earnings of non-consolidated affiliates Equity in income (loss) of non-consolidated affiliates Net income (loss) Net income (loss) attributable to non-controlling & redeemable non-controlling interests Net income (loss) attributable to Stagwell Inc. common shareholders Earnings Per Share Basic Diluted Weighted Average Number of Shares Outstanding Basic Diluted Note: Numbers may not foot due to rounding. 19 $ and Shares in Thousands Three Months Ended June 30, 2023 2022 $ 632,265 $ 672,913 402,431 424,661 162,522 165,423 35,488 32,231 10,562 2,266 $ 611,003 $ 624,581 $21,262 $ 48,332 (23,680) (18,151) (1,478) 70 (416) (121) $ (25,574) $ (18,202) 5,717 5,421 $ (10,029) $ 24,709 (216) (190) $ (10,245) $ 24,519 5,552 (14,056) $ (4,693) $ 10,463 $ (0.04) $ 0.08 $ 0.16 $ 0.23 115,400 296,414 280,356 296,414 Six Months Ended June 30, 2023 2022 $ 1,254,709 $ 1,315,816 816,329 836,631 321,358 309,935 68,965 63,435 10,562 2,823 $ 1,217,214 $ 1,212,824 $37,495 $ 102,992 (41,869) (36,880) (2,148) (236) (196) 35 $ (44,213) $ (37,081) 8,101 8,610 $ (14,819) $ 57,301 (443) 840 $ (15,262) $ 58,141 11,012 (35,003) $ (4,250) $ 23,138 $ (0.04) $ 0.18 $ 0.29 $ 0.46 120,272 298,843 287,979 298,843

P R O F O R M A C A P I T A L S T R U C T U R E Note: Pro Forma share count assumes full conversion of Class C shares to Class A on a one-to-one basis. Numbers may not foot due to rounding 1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A. 2. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees. 3. Non-consolidated investments 4. Pro Forma Share Count is as of August 4, 2023. Net Debt & Debt-Like ($M, as of 6/30/2023) Revolving Credit Facility $ 402 Bonds 1,100 NCI1 29 DAC 114 RNCI2 47 Less: Investments3 19 Less: Cash 105 TOTAL NET DEBT & DEBT-LIKE $ 1,568 Pro Forma Share Count4 (Thousands, as of 8/4/2023) Class A 116,451 Class C (equal voting & economic rights to Class A) 151,649 Share-based awards 7,632 Class A To settle deferred acquisition obligations 4,620 PRO FORMA DILUTED 280,352 20

21 STAGWELL MARKETING CLOUD GROUP SaaS & DaaS tools for the in-house marketer SMC Real-Time Research SMC Comms Tech SMC Advanced Media Platforms SMC Media Studio SMC Data & AI Marketplace QR Code

22 APPLYING A PROVEN PLAYBOOK to scale Stagwell Marketing Cloud Group Building complementary software solutions leveraging the domain expertise and distribution channels already in place at Stagwell SMC Advanced Media Platforms Proprietary & Premium Owned Media Channels SMC Media Studio Platform for In-House Media Planners and Buyers SMC Real-Time Research Suite of Solutions for Market Researchers SMC Comms Tech AI-Driven Platform for Modern Communicators Digital Services Technology Digital Transformation Building Digital Platforms & Consumer Experiences Performance Media & Data Integrated Omnichannel Media, Data & E-Commerce Consumer Insights & Strategy Tracking Across the Consumer Journey Creativity & Communications Blue-Chip Customer Base 1 2 3 4

23 We've developed a proven strategy to develop and incubate new technologies, making informed product roadmap decisions based off agency clients while leveraging our world-class tech team STAGWELL MARKETING CLOUD GROUP Product Incubation Playbook WE BUILD ADVANCED PRODUCTS MORE EFFICIENTLY than the rest Faster Shared infrastructure + tech expertise DEVELOP & ITERATE FAST Cheaper World's most ambitious clients + upselling opportunities LOWER GO-TO-MARKET COSTS Better Proprietary data + the best marketers in the world INTERNAL TESTING & INSIGHTS THAT DELIVER BETTER PRODUCTS

24 REAL-TIME INSIGHTS Product Spotlight Customer Benefit Unlocking continuous brand tracking on an affordable, global, modern basis for research professionals

25 ARTIFICAL INTELLIGENCE Product Spotlight Customer Benefit Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

26 AUGMENTED REALITY Product Spotlight Customer Benefit Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR

27 STAGWELL MARKETING CLOUD GROUP Pricing Model Modern, flexible pricing models that fit the needs and budgets for the modern, in-house marketer Subscription Pricing Annual SaaS contract Consumption Fee Data and media spend Advertising-Based Sponsorship fees

Thank You Contact Us: IR@StagwellGlobal.com